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                                                                   EXHIBIT 24.1


                                 ASSURANT, INC.

                                POWER OF ATTORNEY

Know all men by these present, that the undersigned directors and officers of Assurant, Inc., a Delaware corporation, hereby constitute and appoint J. Kerry Clayton, Robert B. Pollock, Larry M. Cains, Katherine Greenzang and Douglas R. Lowe, and each of them, the individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the person and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2003, to be filed by Assurant, Inc., required by the Securities and Exchange Act of 1934, or any amendment to such report, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact as agents or any of them, or the substitutes, may lawfully do or cause to be done by virtue hereof.


        Signature                                   Title
        ---------                                   -----

 /s/ J. KERRY CLAYTON
_______________________               President and Chief Executive Officer
     J. Kerry Clayton                and Director (Principal Executive Officer)

 /s/ ROBERT B. POLLOCK
________________________          Executive Vice President and Chief Financial
     Robert B. Pollock                 Officer (Principal Financial Officer)

 /s/ LARRY M. CAINS
___________________________          Senior Vice President, Investor Relations
       Larry M. Cains                       (Principal Accounting Officer)

 /s/ JOHN MICHAEL PALMS
____________________________                         Director
     John Michael Palms

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Assurant, Inc.
Power of Attorney
Page Two


    /s/ MICHEL BAISE
______________________________                       Director
         Michel Baise

   /s/ ROBERT J. BLENDON
_______________________________                      Director
         Robert J. Blendon

   /s/ BETH L. BRONNER
________________________________                     Director
         Beth L. Bronner

   /s/ HOWARD L. CARVER
________________________________                     Director
         Howard L. Carver

   /s/ ALLEN R. FREEDMAN
________________________________                     Director
         Allen R. Freedman

   /s/ H. CARROLL MACKIN
_________________________________                    Director
         H. Carroll Mackin

   /s/ GILBERT MITTLER
__________________________________                   Director
         Gilbert Mittler